UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2020

Fulton Financial Corporation
(Exact name of registrant as specified in its charter)

PA	0-10587		23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Penn Square,	Lancaster,	PA	17604
(Address of Principal Executive Offices)			(Zip Code)
(717) 291-2411
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Fulton Financial Corporation (“Fulton”) held its 2020 Annual Meeting of Shareholders (the “Annual Meeting”) on Tuesday, May 19, 2020. At the Annual Meeting, Fulton’s shareholders voted on the three matters described in the Proxy Statement, which consisted of:

(1)	ELECTION OF DIRECTORS. The election of fourteen (14) director nominees to serve for one-year terms;

(2)	EXECUTIVE COMPENSATION PROPOSAL. A non-binding say on pay (“Say-on-Pay”) resolution to approve the compensation of the named executive officers for 2019; and

(3)	RATIFICATION OF INDEPENDENT AUDITOR. The ratification of the appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2020.

The number of votes cast ‘For’ or ‘Against’ at the Annual Meeting, as well as the number of abstentions and broker non-votes, as to each such matter, are set forth in the tables below. The percent voted ‘For’ in the tables below represents the number of votes cast ‘For’ as a percentage of the total number of votes cast ‘For’ and ‘Against.’

Proposal 1 - Election of Directors - The fourteen (14) director nominees named in the Proxy Statement were elected by Fulton’s shareholders at the Annual Meeting, as set forth below:

2020 Nominees	# Votes For	Voted For %	# Votes Against	# Votes Abstain	# Broker Non-Votes
Jennifer Craighead Carey	112,909,699	98.44%	1,793,342	1,669,200	20,585,280
Lisa Crutchfield	113,291,375	98.86%	1,305,921	1,774,945	20,585,280
Denise L. Devine	112,484,318	98.16%	2,111,362	1,776,561	20,585,280
Steven S. Etter	113,989,321	99.27%	836,349	1,546,571	20,585,280
Patrick J. Freer	112,599,667	98.18%	2,092,999	1,679,575	20,585,280
Carlos E. Graupera	112,519,582	98.07%	2,211,399	1,641,260	20,585,280
George W. Hodges	112,428,444	97.96%	2,342,462	1,601,335	20,585,280
James R. Moxley III	113,900,428	99.30%	804,110	1,667,703	20,585,280
Curtis J. Myers	111,987,381	97.53%	2,840,135	1,544,725	20,585,280
Scott A. Synder	113,973,989	99.27%	837,460	1,560,792	20,585,280
Ronald H. Spair	113,896,263	99.27%	836,932	1,639,046	20,585,280
Mark F. Strauss	113,798,362	99.18%	938,298	1,635,581	20,585,280
Ernest J. Waters	113,888,646	99.13%	1,001,037	1,482,558	20,585,280
E. Philip Wenger	111,330,804	96.90%	3,567,039	1,474,398	20,585,280

Proposal 2 - Executive Compensation Proposal - The Say-on-Pay proposal included in the Proxy Statement was approved by Fulton’s shareholders at the Annual Meeting, as set forth below:

# Votes For	Votes For %	# Votes Against	# Votes Abstained	# Broker Non-Votes
111,156,638	97.45%	2,909,830	2,305,773	20,585,280

Proposal 3 - Ratification of Independent Auditor- The appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2020 was ratified by Fulton’s shareholders at the Annual Meeting, as set forth below:

# Votes For	Votes For %	# Votes Against	# Votes Abstained	# Broker Non-Votes
133,737,953	98.84%	1,575,704	1,643,864	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2020	FULTON FINANCIAL CORPORATION
By: /s/ Daniel R. Stolzer
Daniel R. Stolzer
Senior Executive Vice President, Corporate
Secretary and Chief Legal Officer